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                                                                   EXHIBIT 23.1

                          ASCEND COMMUNICATIONS, INC.

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 24, 1997, except Note 10 as to which the date is April 1, 1997, in the Registration Statement (Form S-4) and related Joint Proxy Statement/Prospectus of Ascend Communications, Inc. for the merger with Cascade Communications Corp.

                                                         /s/ Ernst & Young LLP
                                                         ----------------------
                                                             ERNST & YOUNG LLP

Walnut Creek, California

April 21, 1997